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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: April 9, 1996



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



            California                File No. 0-19231          68-0166366
(State or other jurisdiction of    (Commision File Number)    (IRS Employer
 Incorporated or organization)                              Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California           95404-4905
         (Address of principal executive offices)                (Zip Code)



         Registrant's telephone number, including area code: (707) 545-9611





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 Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp announces management change at Allied Bank subsidiary.













                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         4-9-96
Date:  ___________________    REDWOOD EMPIRE BANCORP
                                   (Registrant)


                              /s/ Gale D. Bridgeman
                          By:__________________________
                              Gale D. Bridgeman
                              Vice President/Controller and
                              Principal Accounting Officer



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                           FOR:         REDWOOD EMPIRE BANCORP

                           APPROVED BY: Patrick W. Kilkenny
                                        President and Chief Executive Officer
                                        (707) 573-4911

                           CONTACT:     Morgen-Walke Associates, Inc.
                                        Doug Sherk, Jenifer Kirtland,
                                        David Gennarelli
                                        (415) 296-7383
For Immediate Release                   Jill Ruja, Elissa Grabowski
                                        (212) 850-5600




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               REDWOOD EMPIRE BANCORP ANNOUNCES MANAGEMENT CHANGE
                            AT ALLIED BANK SUBSIDIARY

SANTA ROSA, CA (April 1, 1996) -- Redwood Empire Bancorp (AMEX: REB) today announced that Terance O'Mahoney, 58, has resigned his positions as chairman, president and chief executive officer of the Company's Allied Bank, F.S.B. subsidiary to pursue other interests. William B. Stevenson, 65, vice chairman of Allied Bank, will assume the position of acting chairman and Patrick W. Kilkenny, 49, will become acting president and chief executive officer until the next Allied Bank Board meeting, scheduled for April 16, 1996.
         Redwood Empire Bancorp is the holding company for two operating subsidiaries: Allied Bank, F.S.B., a savings institution, and National Bank of the Redwoods, a commercial bank. The Company operates through branches and loan production offices in various California locations, as well as Portland, Oregon.


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